UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 6, 2024
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
3.900% Notes due 2024	PRGO24	New York Stock Exchange
4.375% Notes due 2026	PRGO26	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    Regulation FD Disclosure

On August 6, 2024, Perrigo Company plc (“Perrigo” or the “Company”) initiated a voluntary recall at the retailer and warehouse level of three lots within one batch, or 16,500 cans, of store brand Premium Infant Formula with Iron Milk-Based Powder sold at H-E-B Grocery Company and CVS. The product being recalled shipped to CVS between February 6-11, 2024, and to H-E-B between February 2, 2024 – May 13, 2024. No other products or retailers are impacted by this recall.

The financial cost associated with this recall is not expected to be material and has no impact on the Fiscal Year 2024 Outlook provided by Perrigo on August 2, 2024.

On August 8, 2024, the Company issued a press release with additional information about the voluntary recall. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of the Private Litigation Securities Reform Act of 1995, as amended. Forward-looking statements relate to future events, including the expected financial impact and costs of the recall, and involve known and unknown risks, uncertainties and other factors — many of which beyond the Company’s control — that may cause the actual results, performance or achievements of the Company to be materially different from its current expectations, assumptions, estimates and projections. Interested persons are urged to consult the Company’s filings with the United States Securities and Exchange Commission, available at https://investor.perrigo.com/sec-filings, for a discussion of the Company’s business and financial condition and certain material trends, risks, uncertainties and other factors relating thereto, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on August 8, 2024 furnished solely pursuant to Item 7.01 of Form 8-K.
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Dated:	August 8, 2024		Todd W. Kingma
Executive Vice President, General Counsel and Secretary